UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 26, 2022, D.R. Horton, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of seven director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2022. There were 356,625,686 shares of Common Stock eligible to be voted at this meeting and there were 315,158,192 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the three listed matters were as follows:

(1).    Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as a director to hold office until the 2023 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Donald R. Horton	288,325,861	8,758,205	113,690	17,960,436
Barbara K. Allen	248,431,117	48,157,452	609,187	17,960,436
Brad S. Anderson	281,008,624	16,069,928	119,204	17,960,436
Michael R. Buchanan	283,174,284	13,903,239	120,233	17,960,436
Benjamin S. Carson, Sr.	296,697,167	381,577	119,012	17,960,436
Michael W. Hewatt	282,307,916	14,766,870	122,970	17,960,436
Maribess L. Miller	272,180,867	24,407,030	609,859	17,960,436

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. A majority of stockholders voted against the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
81,358,048	215,563,059	276,649	17,960,436

The Company acknowledges that shareholder approval for its advisory vote on executive compensation was below 50%. The Company's Board of Directors takes this vote outcome seriously. The Compensation Committee will work to assess potential changes to its executive compensation program to address shareholder concerns.

(3).    Proposal Three: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 based on the following votes.

For	Against	Abstain
314,621,689	378,442	158,061

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	January 27, 2022	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Vice President and Corporate Secretary

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